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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):  September 26, 1997



                           THE EASTWIND GROUP, INC.
                           ------------------------
                (Exact name of issuer as specified in charter)



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
        Delaware                     0-27638            23-2732753
(State or Other Jurisdiction       (Commission       (I.R.S. Employer
    of Incorporation or               file             Identification
      Organization)                   number)            Number)
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                        100 Four Falls Corporate Center
                                   Suite 305
                       Conshohocken, Pennsylvania 19428
                   (Address of principal executive offices)


                                (610) 828-6860
             (Registrant's telephone number, including area code)
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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          (a)  (1)

               (i) On September 26, 1997, The Eastwind Group, Inc. (the "Company") and Arthur Andersen LLP ("Andersen"), its independent public accountants, mutually agreed to terminate their relationship. Andersen has previously audited the Company's financial statements for the years ended December 31, 1996 and 1995.

               (ii) The report of Andersen on the Company's consolidated financial statements for the years ended December 31, 1996 and 1995, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

               (iii) The mutual decision of the Company and Andersen to
                     terminate the relationship with Andersen as the Company's independent public accountants was approved by the Audit Committee of the Company's Board of Directors and approved by the Board of Directors.

               (iv)  (A)  During the audit of the 1996 consolidated financial statements of the Company there was a matter of discussion and disagreement which, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter in its report. This matter was resolved to the satisfaction of Andersen.

                     (B)  Not applicable.

                     (C) The subject matter of the disagreement between the Company and Andersen concerned the recognition of revenue on certain transactions with entities in which the Company made investments.

                     (D) Management of the Company, including the Chairman and Chief Executive Officer and the Chief Financial Officer, discussed this matter with Andersen.
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                     (E)  The Company has authorized Andersen to respond fully
                          to the inquiries of any successor accountant concerning the subject matter of its disagreement with Andersen.

          (a)  (2)   The Company is currently requesting proposals from other
                     independent public accountants to replace Andersen.

          (a)  (3)   The Company has requested Arthur Andersen to furnish it a
                     letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter is filed as an Exhibit to this Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)        Exhibits

               16.1  Letter from Arthur Andersen LLP to the Company dated
                             September 26, 1997

                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date:  September 26, 1997                             The Eastwind Group, Inc.



                                                      /s/ William B. Miller
                                                      --------------------------
                                                      William B. Miller
                                                      Chief Financial Officer
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                                 EXHIBIT INDEX

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Exhibit                                                            Sequential
  No.                    Description                    Page No.
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
16.1 Letter from Arthur Andersen LLP for the Company dated September 26, 1997
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